UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reportedly): August 31, 2006



                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

      Florida                           0-11102                      59-1564329
 (State or Other                (Commission File Number)      (I.R.S. Employer
 Jurisdiction ofIncorporation)                               Identification No.)

              4041 S. W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.02 - Non Reliance on Previously Issued Financial Statements or A Related Audit Report or Completed Interim Review.

     On August 10, 2006, we reached an agreement with the United States Securities and Exchange Commission relating to the extent and nature of certain amendments to be made to our previously issued consolidated financial statements included in Form 10-K as of December 31, 2005 and the year then ended.

     On August 14, 2006, we filed a Form 8-K disclosing our pending amendment to Form 10-K for the year ended December 31, 2005.

     On August 31, 2006 we filed our Amended Form 10-K for the year ended December 31, 2006. The effect of the foregoing on our consolidated balance sheet and the consolidated statement of operations as of December 31, 2005 and 2004 and the years then ended is as follows:

     Consolidated Balance Sheet at December 31, 2005 and 2004:

                                                             Long- term debt             Shareholders' equity
                                                            2005         2004             2005              2004
                                                        ----------    ----------        ----------       ----------
      As originally reported                            $6,261,856    $5,580,250        $4,290,697       $5,888,495

      Reclassification of imputed interest associated
        with warrants issued pursuant to Subordinated
        Revolving Note Payable                          (  310,898)          -             310,898              -

      Recognition of compensation cost associated with
        stock options granted to Messrs. Dornau and
        Tieger as to which certain terms were modified        -              -              61,000           61,000
                                                        ----------    ----------        ----------       ----------
      As restated                                       $5,950,958    $5,580,250        $4,662,595       $5,949,495
                                                        ==========    ==========        ==========       ==========

      Consolidated Statement of Operations for year ended December 31, 2005 and 2004:

                                                                  2005                             2004
                                                          --------------------              ---------------------
      Income (loss) before provision for income taxes,
             as originally reported                                   ($2,347,693)                       $  302,554

      Recognition of compensation cost associated with
        stock options granted to Messrs. Dornau and Tieger
        as to which  certain terms were modified                              -                             178,332
                                                                      ------------                       ----------
      Income (loss) before provision for income taxes,
             as restated                                              ( 2,347,693)                          124,222

      Provision (benefit)for Income Taxes, as
        originally  reported                            ($534,500)                      $  168,000

        Reduction in provision for Income Taxes
          attributable to the foregoing                       -       (   534,500)      (   61,000)         107,000
                                                        ----------    ------------      -----------      ----------
      Net income (loss), as restated                                  ($1,813,193)                       $   17,222
                                                                      ============                       ==========
       Earnings (loss)per share:
                                                           Basic        Diluted            Basic          Diluted
       As originally reported                             ($.32)        ($.32)              $.03          $.02

       Adjustment for "compensation cost"                     -             -               (.03)        ( .02)
                                                          ------        ------              -----        ------
       As restated                                        ($.32)        ($.31)              $ -           $  -
                                                          ======        ======              =====        =======



     In addition to the foregoing changes, the following amendments to the Form 10-K filing were made:

     1. The Independent Accountants audit report of Levi, Cahlin & Co. was revised and dual dated for the additional disclosures relating to the above financial changes.

     2. The Independent Accountants' audit report of Berkovits, Lago & Company, LLP was revised for a dating error contained in the original filing.

     3. Our United States Securities and Exchange Commission File Number was changed to 0-11102 pursuant to the Commission's request.

     4. Our Certifying Officers'  Certificates as presented in Exhibits 31.1 and
31.2 was modified to conform to the language on SEC Release 33-8238.

     Our Audit Committee has met with and discussed the content of this document with our independent accountant pursuant to Item 402(a) of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


August 31, 2006

                                     Ocean Bio-Chem, Inc.



                                     /s/ Peter G. Dornau
                                     --------------------------------
                                     Peter G. Dornau
                                     Chairman of the Board and
                                     Chief Executive Officer
























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